UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 9, 2010

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 9, 2010, Enbridge Energy Partners, L.P. (the “Partnership”) experienced a crude oil release on Line 6A of its Lakehead system near Romeoville, Illinois.

The press release issued on September 9, 2010 announcing the crude oil release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner

Date: September 10, 2010	By:	/s/ Mark A. Maki
Mark A. Maki
Vice President – Finance
(Principal Financial Officer)

Index of Exhibits

Exhibit No.	Description
99.1	Press release of Enbridge Energy Partners, L.P., dated September 9, 2010 announcing the crude oil release on Line 6A of its Lakehead system near Romeoville, Illinois.

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